EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies that the Quarterly Report on Form 10-Q of USANA Health Sciences, Inc. for the period ended July 4, 2026 as filed August 13, 2026 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date: August 13, 2026	/s/ G. Douglas Hekking
G. Douglas Hekking
Chief Financial Officer (Principal Accounting and Financial Officer)